UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) January 2, 2015

Santa Fe Gold Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20430	84-1094315
(Commission File Number)	(IRS Employer Identification No.)

1219 Banner Mine Road, Lordsburg, NM 88045
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, Including Area Code (505) 255-4852

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(   ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(   ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

(   ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

(   ) Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     Effective January 2, 2014, the Santa Fe Board of Directors appointed James Baughman, Senior Vice President & Chief Geologist. Mr. Baughman has over 30 years of porphyry copper experience exploring for and drilling copper properties from Alaska to Chile for Rio Tinto, MK Gold & various US and Canadian juniors. Mr. Baughman modeled geology at Bingham Canyon for Kennecott Utah Copper. Mr. Baughman was COO for WestMountain Gold, Inc. from May, 2010 until January 2014 and CEO of US Uranium Corp from 2006 to 2010. Mr. Baughman has provided technical services and project management for a number of major and junior mining companies throughout the Western Hemisphere. Mr. Baughman received a Bachelor of Science degree in Geology from the University of Wyoming, Laramie, Wyoming, is a Wyoming Registered Professional Geologist and a Registered Professional Member of the Society of Mining & Exploration (SME) and enjoys “competent/qualified person” status in Canada and Australia.

     There are no arrangements or understandings between Mr. Baughman and any other persons pursuant to which he was elected as an officer. In connection with his appointment, the Company issued Mr. Baughman four-year options to purchase two million shares of the Company’s common stock at $0.05 per share. Mr. Baughman and the Company entered into a non-exclusive finders agreement, pursuant to the Company agreed to pay Mr. Baughman a finders fee of three percent of any strategic partner of investor introduced to the Company by Mr. Baughman. Except as described herein, Mr. Baughman has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

     Mr. Baughman does not have a family relationship with any member of the Board or any executive officer of the Company.

Item 7.01      Regulation FD Disclosure.

A copy of management’s presentation materials and related Press Release for the January 7, 2015 stockholder conference call is furnished hereto as Exhibits 99.1 and 99.2, respectively.

The information contained in Item 7.01 of this Current Report and the attached exhibits shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

99.1      Press release dated January 5, 2015.

99.2      January 5, 2015 Management Presentation Materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SANTA FE GOLD CORPORATION
(Registrant)

Date: January 2, 2015	/s/ Frank Mueller
Frank Mueller
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated January 5, 2015.

99.2	January 5, 2015 Management Presentation Materials.